UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549-1004
                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                        DATE OF REPORT (DATE OF EARLIEST
                            EVENT REPORTED) APRIL 29,
                               2009 MODAVOX, INC.
             (Exact Name of Registrant as Specified in its Charter)

       STATE OF DELAWARE                 333-57818               20-0122076
-------------------------------   ------------------------    ----------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

       1900 WEST UNIVERSITY DRIVE, SUITE 230
                  TEMPE, AZ 85281                                  85281
      ----------------------------------------                   ----------
      (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code (480) 553 5750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

8.01 OTHER EVENTS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1 MODAVOX CEASE AND DESIST LETTER


ITEM 8.01 OTHER EVENTS

Internet broadcasting pioneer and holder of several patented technologies, today announced that it has issued a cease and desist letter to Yahoo's Chief Executive Officer, Carol Bartz, related to their subsidiary company Blue Lithium and its Behavioral Targeting Solution.


                                   * * * * * *

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MODAVOX, INC.
                                    (Registrant)

Date: April 29, 2009                By: /s/ Mark Severini
                                        ----------------------------------------
                                        (Mark Severini, Chief Executive Officer)


                                  EXHIBIT INDEX

Exhibits                 Description                        Method of Filing
------------             -------------------------------    -------------------
Exhibit 99.1             Cease and Desist Letter - Yahoo    Attached as Exhibit